SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                January 16, 2003

                               METRIS MASTER TRUST
                            METRIS RECEIVABLES, INC.
                     (Originator of the Metris Master Trust)
             (Exact name of registrant as specified in its charter)


        Delaware                000-23961                    41-1810301
(State of Incorporation) (Commission File Number)        (IRS Employer
                                                          Identification No.)



              10900 Wayzata Boulevard, Minnetonka, Minnesota 55305
                    (Address of principal executive offices)


                                 (952) 417-5645
                         (Registrant's telephone number,
                              including area code)






                            METRIS RECEIVABLES, INC.
                           Current Report on Form 8-K

Item 7.       Financial Statements and Exhibits

              Ex. 20a Series 1999-1 December Securityholder's Statement

              Ex. 20b Series 1999-2 December Securityholder's Statement

              Ex. 20c Series 1999-3 December Securityholder's Statement

              Ex. 20d Series 2000-1 December Securityholders's Statement

              Ex. 20e Series 2000-2 December Securityholder's Statement

              Ex. 20f Series 2000-3 December Securityholder's Statement

              Ex. 20g Series 2001-1 December Securityholder's Statement

              Ex. 20h Series 2001-2 December Securityholder's Statement

              Ex. 20i Series 2001-3 December Securityholder's Statement

              Ex. 20j Series 2001-4 December Securityholder's Statement

              Ex. 20k Series 2002-3 December Securityholder's Statement

              Ex. 20l Series 2002-4 December Securityholder's Statement

                               SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METRIS RECEIVABLES, INC.


                               By:    /s/ Ralph A. Than
                                      Ralph A. Than
                                      Senior Vice President, Treasurer
Dated:  January 16, 2003